SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



        Date of Report: (Date of earliest event reported) October 5, 2005



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                           1-3247                         16-0393470
(State or other jurisdiction       (Commission              (I.R.S. Employer
of incorporation)                  File Number)           Identification No.)


One Riverfront Plaza, Corning, New York                                14831
(Address of principal executive offices)                          (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)


N/A
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

     On October 5, 2005, the Compensation Committee of the Corning Board of Directors took the following actions related to the 2006 Executive Allowance Program for selected executives including the named executive officers, who participate in this program through which the company reimburses the cost of certain services. The Compensation Committee adopted a revised list of such reimbursable services for 2006 to include: incremental expenses associated with non-business use of corporate aircraft; information technology services including home computer network security and setup; financial counseling; tax preparation; investment advisory fees; legal/estate planning; and home security services. For named executive officers James R. Houghton, Wendell P. Weeks, James B. Flaws, Peter F. Volanakis, and Joseph A. Miller, Jr., such services maximum reimbursable amounts through December 2006 were approved at the following levels:


                                                             2006
Executive Officer                                      Executive Allowance
-----------------                                      -------------------
James R. Houghton
Chairman                                                   $100,000 (*)

Wendell P. Weeks
President and
Chief Executive Officer                                    $100,000 (*)

Peter F. Volanakis
Chief Operating Officer                                       $89,375

James B. Flaws
Vice Chairman and
Chief Financial Officer                                       $89,375

Joseph P. Miller, Jr.
Executive Vice President and
Chief Technology Officer                                      $81,250


     (*) Limit on professional services reimbursement only; Messrs Houghton and Weeks also directed to use corporate aircraft for all business and non-business travel for purposes of security, access and flexibility.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On October 6, 2005, Corning Incorporated issued a press release announcing that the Corning Board of Directors on October 5, 2005 elected Katherine A. Asbeck as Senior Vice President, Finance and R. Tony Tripeny as Vice President and Corporate Controller; and Jane D. Poulin had joined as Division Vice President and Chief Accounting Officer. The press release is attached as Exhibit 99 and is incorporated herein by reference.

     The Corning Board on October 5, 2005 also designated Mr. Tripeny and Ms. Poulin as new executive officers for purposes of Section 16 of the Securities Exchange Act of 1934. To Corning Incorporated's knowledge, all Section 16(a) filing requirements applicable to Ms. Asbeck were met during 2004 and to date. The three have not received any waiver under Corning's codes of conduct and were not involved in any known reportable related party transactions with Corning. Ms. Asbeck will continue to be the principal accounting officer for purposes of Corning's SEC filings through submission of its Annual Report on Form 10-K for the fiscal year ending December 31, 2005.


Item 8.01. Other Events.

     On October 5, 2005 Corning's Board of Directors approved an addition to the Corning Corporate Governance Guidelines concerning non-employee director stock ownership. After the "Non-Employee Director Compensation" section of Corning's Corporate Governance Guidelines, this new section was added:

         "Non-Employee Director Stock Ownership.

                    Within  five years of joining the Board,  each  non-employee director will own stock in the company with a value of at least five times the company annual cash retainer paid to such director. Non-employee directors have up to three years to return to this required stock ownership level if the company stock price drops by over twenty percent in any calendar year."

     The updated Corporate Governance Guidelines are available on the Corporate Governance section of Corning's website.

Item 9.01. Financial Statements and Exhibits.

         (d) Exhibit
         99 Press Release dated October 6, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 7, 2005


                                        CORNING INCORPORATED


                                        By:     /S/ KATHERINE A. ASBECK
                                            -------------------------------
                                        Katherine A. Asbeck
                                        Senior Vice President, Finance

                                INDEX TO EXHIBIT

Exhibit
-------

99  Press Release dated October 6, 2005.

                                                                  Exhibit 99
                                                                  ----------



FOR RELEASE -- OCTOBER 6, 2005

Media Relations Contact:
M. Elizabeth Dann
(607) 974-4989
dannme@corning.com

               Corning Names Asbeck Senior Vice President, Finance

                    Poulin joins as chief accounting officer
                    Tripeny heads corporate control function

CORNING, N.Y. -- Corning Incorporated  (NYSE:GLW) today announced that Katherine
(Kate) A. Asbeck has been elected senior vice president, Finance. She will continue to report to James B. Flaws, vice chairman and chief financial officer.

Asbeck, 48, joined the company in 1991. She was named senior vice president in 2000 and served as corporate controller and chief accounting officer since 1997. She will continue with her responsibility for the corporate control and accounting functions and will begin working closely with the company's Management Committee on corporate and business strategic financial planning. A resident of Corning, N.Y., Asbeck received her bachelor's degree in accounting and economics at Ohio Wesleyan University.

The company also announced that Jane Poulin, 43, has joined as division vice president and chief accounting officer, reporting to Asbeck. She has responsibility for the company's external reporting, accounting policies, technical accounting services and internal control. She will oversee the internal audit function and serve as the primary liaison with the company's external auditors, Price WaterhouseCoopers. Prior to joining Corning, she was the associate chief accountant in the Office of the Chief Accountant for the U.S. Securities and Exchange Commission. She also has served as corporate controller for Duro Industries and a senior manager, Audit at Ernst & Young LLP. Poulin, who received her bachelor's degree from Plymouth State College and a master's from American University, is relocating to the Corning area.

In addition, R. Tony Tripeny, 46, was elected vice president and corporate controller reporting to Asbeck. He is responsible for all corporate and division control activities, including reporting, planning and analysis. Tripeny will also provide functional leadership for the business finance organizations.
Tripeny, who resides in Corning N.Y., joined the company in 1985 as the corporate accounting manager for Corning Cable Systems. Most recently he served as division

Corning Names Asbeck Senior Vice President, Finance
Page Two


vice president and operations controller. He received a bachelor's degree in economics from the University of Pennsylvania's Wharton School of Business.

About Corning Incorporated
Corning Incorporated (www.corning.com) is a diversified technology company that concentrates its efforts on high-impact growth opportunities. Corning combines its expertise in specialty glass, ceramic materials, polymers and the manipulation of the properties of light, with strong process and manufacturing capabilities to develop, engineer and commercialize significant innovative products for the telecommunications, flat panel display, environmental, semiconductor, and life sciences industries.